ARROW EQUITY PORTFOLIO

(A Portfolio of Arrow Funds)

SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 30, 1996



In the subsection of the Prospectus entitled "Management of the Trust," please delete the biography of Portfolio Manager Carl C. Enloe on page 16 and replace it with the following:

     "Gregory A. Glidden is the person primarily responsible for the day-to-day management of the Arrow Equity Portfolio. Mr. Glidden, Senior Associate, has been with Mississippi Valley Advisors Inc. since 1983. For the past 13 years, he has served as a stock analyst and has managed several of Mercantile Bank's common funds."

                                                               November 12, 1997

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     Cusip 042749101
     G00924-04 (11/97)
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